 Morgan Stanley Select Dimensions Investment Series - Flexible Income Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                          Amount of    % of
                                           Offering         Total          Shares    Offering  % of Funds
   Security      Purchase/     Size of     Price of       Amount of       Purchased Purchased    Total                   Purchased
   Purchased     Trade Date   Offering      Shares        Offering         By Fund   By Fund     Assets      Brokers       From
---------------- ----------- ------------ ------------ ----------------- ---------- ------
United Health     02/04/08        -       $98.475000   $1,100,000,000.00 50,000       0.00%      0.11%    Banc of        Citigroup
Group Inc.                                                                                                America
6.000% due                                                                                                Securities
2/15/2018                                                                                                 LLC, Citi,
                                                                                                          JPMorgan,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities,
                                                                                                          Bear Stearns
                                                                                                          & Co. Inc.,
                                                                                                          Loop Capital
                                                                                                          Markets,
                                                                                                          LLC,
                                                                                                          Goldman,
                                                                                                          Sachs & Co.,
                                                                                                          Merrill
                                                                                                          Lynch & Co.,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          Lehman
                                                                                                          Brothers,
                                                                                                          The Williams
                                                                                                          Capital
                                                                                                          Group, L.P.

 Oracle Corp.     04/01/08        -        $99.953    $2,500,000,000.00  55,000.00    0.00%      0.12%    Citi,          Citigroup
   5.75% due                                                                                              Mitsubishi
   4/15/2018                                                                                              UFJ
                                                                                                          Securities,
                                                                                                          Banc of
                                                                                                          America
                                                                                                          Securities
                                                                                                          LLC, BMO
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          HSBC,
                                                                                                          Merrill
                                                                                                          Lynch & CO.,
                                                                                                          Credit
                                                                                                          Suisse, BNP
                                                                                                          PARIBAS, RBC
                                                                                                          Capital
                                                                                                          Markets, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          SCOCIETE
                                                                                                          GENERALE,
                                                                                                          UCI Capital

                                                                                                          Markets,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                          Wachovia
                                                                                                          Securities,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BNY Capital
                                                                                                          Markets,
                                                                                                          Inc., Lehman
                                                                                                          Brothers

   Wal-Mart       04/08/08        -       $99.759000   $1,000,000,000.00 20,000.00    0.00%      0.04%    Cit, Credit    Goldman
  Stores Inc.                                                                                             Suisse,        Sachs
  Note 4.250%                                                                                             Goldman,
 due 4/15/2013                                                                                            Sachs & Co.,
                                                                                                          RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Bank of
                                                                                                          America
                                                                                                          Securities
                                                                                                          LLC, BBVA
                                                                                                          Securities,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities,
                                                                                                          HSBC, Lehman
                                                                                                          Brothers,
                                                                                                          Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                          Santander
                                                                                                          Investment,
                                                                                                          TD
                                                                                                          Securities,
                                                                                                          Barclays
                                                                                                          Capital, BNP
                                                                                                          PARIBAS,
                                                                                                          Dresdner
                                                                                                          Kleinwort,
                                                                                                          JPMorgan,
                                                                                                          Mitsubishi
                                                                                                          UFJ
                                                                                                          Securities,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          Standard
                                                                                                          Chartered
                                                                                                          Bank, UBS
                                                                                                          Investment
                                                                                                          Bank,
                                                                                                          Wachovia
                                                                                                          Securities

   Dell Inc.      04/14/08        -         $99.736    $5000,000,000.00 40,000.00     0.08%      9.00%    Barclays       JPMorgan
  5.650% due                                                                                              Capital,       Securities
   4/14/2018                                                                                              Goldman
                                                                                                          Sachs & Co.,
                                                                                                          JPMorgan
                                                                                                          Securities,
                                                                                                          Banc of
                                                                                                          America
                                                                                                          Securities
                                                                                                          LLC,

                                                                                                          Citigroup
                                                                                                          Global
                                                                                                          Markets
                                                                                                          Inc.,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities
                                                                                                          Inc., HSBC
                                                                                                          Securities,
                                                                                                          Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                          Morgan
                                                                                                          Stanley, UBS
                                                                                                          Securities
                                                                                                          LLC

  XTO Energy      04/15/08        -      $99.539000   $800,000,000.00    45,000.00    0.01%      0.10%    Lehman         Lehman
  Inc. 5.500%                                                                                             Brothers,      Brothers
 due 6/15/2018                                                                                            Banc of
                                                                                                          America
                                                                                                          Securities
                                                                                                          LLC, BNP
                                                                                                          PARIBAS,
                                                                                                          Credit
                                                                                                          Suisse,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities,
                                                                                                          Goldman,
                                                                                                          Sachs & Co.,
                                                                                                          Jefferies
                                                                                                          Company,
                                                                                                          JPMorgan,
                                                                                                          Morgan
                                                                                                          Stanley, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Citi,
                                                                                                          Merrill
                                                                                                          Lynch & Co.,
                                                                                                          BBVA
                                                                                                          Securities,
                                                                                                          BMO Capital
                                                                                                          Markets, BNY
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          Comerica
                                                                                                          Securities,
                                                                                                          Fortis
                                                                                                          Securities
                                                                                                          LLC, Lazard
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          Natixis
                                                                                                          Bleichroeder
                                                                                                          Inc., Piper
                                                                                                          Jaffray,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          SunTrust
                                                                                                          Robinson
                                                                                                          Humphrey,
                                                                                                          UBS
                                                                                                          Investment
                                                                                                          Bank,
                                                                                                          Wachovia
                                                                                                          Securities

    General       04/16/08        -       $99.733000   $4,000,000,000.00 30,000.00    0.00%      0.07%    Banc of        Lehman
   Electric                                                                                               America        Brothers
 Capital Corp.                                                                                            Securities
  Note 5.625%                                                                                             LLC,
 due 5/1/2018                                                                                             Goldman,
                                                                                                          Sachs &
                                                                                                          Co.,
                                                                                                          Lehman
                                                                                                          Brothers
                                                                                                          Inc.,
                                                                                                          Morgan
                                                                                                          Stanley &
                                                                                                          Co.
                                                                                                          Incorporated,
                                                                                                          Castle
                                                                                                          Oak
                                                                                                          Securities,
                                                                                                          L.P.,
                                                                                                          Blaylock
                                                                                                          Robert
                                                                                                          Van, LLC,
                                                                                                          Samuel A.
                                                                                                          Ramirez &
                                                                                                          Co.,
                                                                                                          Inc.,
                                                                                                          Utendahl
                                                                                                          Capital
                                                                                                          Group,
                                                                                                          LLC, The
                                                                                                          Williams
                                                                                                          Capital
                                                                                                          Group,
                                                                                                          L.P.

  Dr. Pepper      04/25/08        -         $99.985    $1,200,000,000.00  30,000      0.00%      0.07%    Banc of        JPMorgan
   Snapple                                                                                                America        Securities
 Group Inc.                                                                                               Securities
    Note                                                                                                  LLC,
  6.820% due                                                                                              Goldman
   5/1/2018                                                                                               Sachs &
                                                                                                          Co.,
                                                                                                          JPMorgan
                                                                                                          Securities,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          UBS
                                                                                                          Securities
                                                                                                          LLC, BNP
                                                                                                          Paribas,
                                                                                                          Mitsubishi
                                                                                                          UFJ
                                                                                                          Securities
                                                                                                          Internat,
                                                                                                          Scotia
                                                                                                          Capital
                                                                                                          Inc.,
                                                                                                          SunTrust
                                                                                                          Robinson
                                                                                                          Humphrey,
                                                                                                          TD
                                                                                                          Securities,
                                                                                                          Wachovia
                                                                                                          Securities
                                                                                                          Inc.

    Directv       05/07/08     $100.00         -      $1,500,000,000.00  125,000.00   0.00%      0.28%    Banc of        JPMorgan
   Holdings                                                                                               America        Securities
 LLC/Directv                                                                                              Securities
   F Note                                                                                                 LLC, Credit
 7.625% due                                                                                               Suisse,
  5/15/2016                                                                                               JPMorgan
                                                                                                          Securities,
                                                                                                          Morgan
                                                                                                          Stanley

    Harley-       05/15/08        -       $99.805000   $1,000,000,000.00  30,000      0.00%      0.07%    Citigroup      Citigroup
   Davidson                                                                                               Glohal
 Funding Corp.                                                                                            Markets,
  Note 6.800%                                                                                             Morgan
 due 6/15/2018                                                                                            Stanley &
                                                                                                          Co. Inc.,
                                                                                                          Greenwich
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          JPMorgan,
                                                                                                          BNP
                                                                                                          Paribas
                                                                                                          Securiteis
                                                                                                          Corp.,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities
                                                                                                          Inc.,
                                                                                                          Wachovia
                                                                                                          Capital
                                                                                                          Markets

   Starwood       05/16/08        -        $100.000    $400,000,000.00    25,000      0.00%      0.06%    Banc of        Banc of
   Hotels &                                                                                               America        America
 Resorts World                                                                                            LLC,
  Note 6.750%                                                                                             JPMorgan,
 due 5/15/2018                                                                                            Morgan
                                                                                                          Stanley,Merrill
                                                                                                          Lynch &
                                                                                                          Co.

   National       05/28/08        -         $100.00    $1,000,000.00      100,000     0.01%      0.05%    Citi,          Citigroup
  Development                                                                                             Morgan
   Co. 144A                                                                                               Stanley, BB
  6.369% due                                                                                              Securities,
   6/16/2018                                                                                              Bradesco
                                                                                                          BBI

  Time Warner     06/16/08        -         $99.917    $2,000,000,000     20,000      0.00%      0.04%    Banc of        Banc of
  Cable Inc.                                                                                              America        America
  Note 6.750%                                                                                             Securities
 due 7/1/2018                                                                                             LLC, BNP
                                                                                                          PARIBAS,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Wachovia
                                                                                                          Securities,
                                                                                                          Barclays
                                                                                                          Capital,
                                                                                                          Citi,

                                                                                                          Daiwa
                                                                                                          Securities
                                                                                                          America
                                                                                                          Inc.,
                                                                                                          Goldman,
                                                                                                          Sachs &
                                                                                                          Co.,
                                                                                                          Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                          Fortis
                                                                                                          Securities
                                                                                                          LLC.
                                                                                                          Mitsubishi,
                                                                                                          UFJ
                                                                                                          Securities,
                                                                                                          UBS
                                                                                                          Investment
                                                                                                          Bank,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities,
                                                                                                          Lehman
                                                                                                          Brothers,
                                                                                                          Blayleck
                                                                                                          Robert
                                                                                                          Van, LLC,
                                                                                                          Cabrera
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          LLC, The
                                                                                                          Williams
                                                                                                          Capital
                                                                                                          Group,
                                                                                                          L.P.

   Rio Tinto      06/24/08        -         $99.131    $1,750,000,000.00 85,003       0.00%      0.21%    Deutsche       JPMorgan
  Finance USA                                                                                             Bank           Securities
   LTD Note                                                                                               Securities,
  6.500% due                                                                                              JPMorgan,
   7/15/2018                                                                                              Morgan
                                                                                                          Stanley,
                                                                                                          Credit
                                                                                                          Suisse, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          SOCIETE
                                                                                                          GENERALE,
                                                                                                          ANZ
                                                                                                          Securities,
                                                                                                          Banco
                                                                                                          Bilbao
                                                                                                          Vizcaya
                                                                                                          Argentaria,
                                                                                                          S.A.,
                                                                                                          CALYON,
                                                                                                          Daiwa
                                                                                                          Securities
                                                                                                          America
                                                                                                          Inc.,
                                                                                                          Mitsubishi
                                                                                                          UFJ
                                                                                                          Securities
                                                                                                          International
                                                                                                          plc, Mizuho
                                                                                                          International
                                                                                                          plc